UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2017

FLITWAYS TECHNOLOGY, INC.

NEVADA	000-55316	47-2489112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Point, Suite 300

Culver City, CA  90230

(Address of principal executive offices)

(855) 710-0915

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.

Entry into a Material Definitive Agreement.

Reference is made to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2017 pertaining to Equity Purchase Agreements and related Registration Agreements, promissory notes and warrants (collectively the “Documents”) all relating to equity lines of credit, each in the aggregate amount of $1,000,000 to be provided by L2 Capital LLC (“L2 Capital”) and Kodiak Capital Group LLC (“Kodiak Capital”).  Pursuant to a Cancellation Agreement between the Company and Kodiak Capital, the Documents between Kodiak and the Company (the “Kodiak Documents”) were cancelled.  In their place, the Company entered into an amendment with L2 Capital pursuant to which the Equity Purchase Agreement with L2 Capital was increased to $2,000,000, the promissory note to be issued to L2 Capital was increased to $115,000 and the number of warrant shares to be issued to L2 Capital was increased to 10,000,000.

Item 1.02.

Termination of a Material Definitive Agreement.

The information provided in Item 1.01 is incorporated by reference in this Item 1.02.

Item 3.02.

Unregistered Sales of Equity Securities

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the Note and Warrant to L2 Capital, and the shares issuable upon any conversion or exercise thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

The offering of shares issuable under the Purchase Agreement with L2 Capital was not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For such issuances, the Company is relying on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01.

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Cancellation Agreement with Kodiak Capital
10.2	Amendment No. 1 to Equity Purchase Agreement, Note, Warrant and Registration Rights Agreement with L2 Capital

EXHIBIT INDEX

Exhibit No.	Description
10.1	Cancellation Agreement with Kodiak Capital
10.2	Amendment No. 1 to Equity Purchase Agreement, Note, Warrant and Registration Rights Agreement with L2 Capital

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017	FLITWAYS TECHNOLOGY, INC. By: /s/ Tobi Mac Aro President

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